SCHEDULE 14C
(RULE 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934

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☐ PRELIMINARY INFORMATION STATEMENT	☐ CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14C-5(D)(2))
☒ DEFINITIVE INFORMATION STATEMENT

TANK SPORTS, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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TANK SPORTS, INC.
10925 Schmidt Road
El Monte, California 91733

INFORMATION STATEMENT
December 18, 2007
INTRODUCTION

Tank Sports, Inc., a California corporation ("Company"), has obtained written consent from the majority of the stockholders as of December 18, 2007, approving an amendment to Section 4 of Article II of the Company’s Bylaws increasing the number of directors from 3 to 9 (the “Action”). Details of the Action and other important information are set forth in the accompanying information Statement. The Board of Directors of the Company unanimously approved the Action on December 18, 2007. Under the corporate law of the State of California, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding stock having at least a majority of the voting power that would be necessary to authorize the action at a meeting. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of the Action by less than unanimous written consent of the stockholders of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

 This Information Statement is first being sent to shareholders on or about December 21, 2007.

SHAREHOLDER ACTION TAKEN

As authorized by the necessary approvals of the holders of not less than a majority of our outstanding voting stock (“Consenting Shareholders”), we have approved the Action.

The written consent of the Consenting Shareholders approving the Action (the “Shareholder Action”) was executed on December 18, 2007 and delivered to the Company on December 18, 2007 (“Consent Date”). This Information Statement is being provided to all shareholders of record who were entitled to give an authorization or a written consent in regard to the Shareholder Action on December 18, 2007 (the “Record Date”).

Under California law, the Shareholder Action described in this Information Statement will not entitle the Company’s shareholders with the opportunity to dissent from the Action described herein and to receive an agreed or judicially appraised value for their shares.

OUTSTANDING SECURITIES AND VOTING RIGHTS

Outstanding Securities

As of the Record Date, the Company had issued and outstanding 38,636,214 shares of common stock. All holders of common stock have one vote per share of common stock (the “Voting Stock”).

Therefore, all holders of shares of the Company’s Voting Stock are entitled to receive this Information Statement. The Consenting Shareholders who consented in writing to the Shareholder Action held at least a majority of the Voting Stock.

Voting Rights and Action by Written Consent

The Company is incorporated under the laws of the State of California. Under California law, any action that may be taken at a shareholders’ meeting may be taken by written consent of the requisite number of shareholders required to take such action. The approval of the Action require the written consent of the holders of a majority of the Company’s outstanding voting stock. The requisite number of written consents to take the Shareholder Action were executed on December 18, 2007 and delivered to the Company by the Consenting Shareholders on December 18, 2007.

SUMMARY OF THE REASONS FOR SHAREHOLDER ACTION

The Consenting Shareholders concluded that the Company needed to amend its Bylaws to increase the number of directors from 3 to 9 to allow the Company the flexibility to add new directors to the Company’s Board of Directors who management believes will bring additional experience and expertise to the Board of Directors and who will assist in furthering the Company’s  objectives.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth information with respect to the ownership of the $0.001 par value, common stock as of December 18, 2007, by:

*	each person known to own beneficially more than 5% of the common stock.
*	each of our directors,
*	each of the executive officers named in the summary compensation table above, and
*	all of our executive officers and directors as a group.

The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days.

Securities that can be so acquired are deemed to be outstanding for purposes of computing such person's ownership percentage, but not for purposes of computing any other person's percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Except as otherwise indicated in these footnotes, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock. The total number of shares on a fully diluted basis is 38,636,214.

NAME AND ADDRESS OF	AMOUNT AND NATURE OF	PERCENT OF
BENEFICIAL OWNER	BENEFICIAL OWNERSHIP	BENEFICIAL OWNERSHIP
Jiangyong Ji Chairman	10,229,258	26.47%

Jing Jing Long President, Treasurer and Director	15,574,458	40.30%

Jim Ji Secretary and Director	0	0.00%

All Officers, Directors And 5% Shareholders		33.23%

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our officers and directors as of December 20, 2007.

NAME	AGE	POSITION WITH THE COMPANY
Jiangyong Ji 10925 Schmidt Road El Monte, CA 91733	53	Chairman

Jing Jing Long 10925 Schmidt Road El Monte, CA 91733	55	President, Treasurer and Director

Jim Ji 10925 Schmidt Road El Monte, CA 91733	28	Secretary and Director

EXECUTIVE COMPENSATION

The following table sets forth compensation information for services rendered to us by our executive officers and directors in all capacities during the fiscal year ending February 28, 2007, and the past two fiscal years. Other  than as set forth below, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years or period ended. The following information includes the dollar value of base salaries, draws, bonus awards, and the number of stock options or warrants granted and other compensation whether paid or deferred. Reimbursement of out-of-pocket expenses is not included.

SUMMARY COMPENSATION TABLE

ANNUAL COMPENSATION
NAME AND PRINCIPAL POSITION	FISCAL YEAR	SALARY	OTHER	LONG TERM COMPENSATION SECURITIES UNDERLYING OPTIONS
Jiangyong Ji Chairman	2007 2006 2005 2004 2003	60,000.00 15,600.00 12,506.88 17,964.23 25,932.80	-0- -0- -0- -0- -0-	-0- -0- -0- -0- -0-

Jing Jing Long President, Treasurer Director	2007 2006 2005 2004 2003	60,000.00 13,200.00 10,856.40 16,481.15 24,674.00	-0- -0- -0- -0- -0-	-0- -0- -0- -0- -0-

Jim Ji Secretary and Director	2007 2006 2005 2004 2003	96,000.00 31,200.00 27,527.52 24,113.04 1,541.30	-0- -0- -0- -0- -0-	-0- -0- -0- -0- -0-

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more then 10% of the common stock of the Company to file with the SEC reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Based on its review of the reports that it has received, the Company believes that the reports due have been timely filed.

By Order of the Board of Directors

/s/ Jing Jing Long
Jing Jing Long, Principal Executive Officer

Dated: December 21, 2007